Exhibit 10.33

THIRD AMENDMENT AND WAIVER TO

FACILITY B LOAN AGREEMENT

THIS THIRD AMENDMENT AND WAIVER TO FACILITY B LOAN AGREEMENT (this “Amendment”), dated as of June 19, 2003, among TV GUIDE, INC., a Delaware corporation (f/k/a United Video Satellite Group, Inc.) (the “Borrower”), each lender from time to time party hereto (as defined in the Loan Agreement defined below, collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N. A., as Administrative Agent for the Lenders.

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Facility B Loan Agreement for $300,000,000 364-Day Credit Facility dated as of March 1, 1999, as amended by that certain First Amendment and Waiver thereto dated as of February 25, 2000, as amended by that Second Amendment thereto dated as of February 9, 2001 (as amended through the date hereof, the “Loan Agreement”).

B. Capitalized terms used herein but not defined herein shall have the definitions ascribed thereto in the Loan Agreement.

C. The Borrower, the Lenders and the Administrative Agent desire to amend the Loan Agreement.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. Amendments and Additions to Definitions.

(a) Definition of EBITDA. The definition of “EBITDA” in Article 1 of the Loan Agreement shall be amended in its entirety to read as follows:

“EBITDA” shall mean, for the fiscal year 2002 and thereafter, with respect to the Borrower and its Restricted Subsidiaries on an attributable basis in respect of any period, the sum of (a) operating income for such period, plus (b) to the extent deducted in determining operating income, the sum of the following for such period: (i) depreciation for such period, (ii) amortization for such period and (iii) non-cash charges for such period related to (A) compensation, (B) impairment charges and (C) gains/losses on the disposition of assets held for sale or use, in each case preceding determined in accordance with GAAP; provided, however, that EBITDA shall be calculated after giving effect to acquisitions and dispositions of assets of the Borrower or any Restricted Subsidiary during such period as if such transactions had occurred on the first day of such period and; provided, further, that (x) dividends received in cash from sources other than Restricted Subsidiaries shall be included in EBITDA only to the extent such dividends represent no more then 7.5% of the EBITDA (on an inclusive basis), and (y) EBITDA shall not include the attributable portion of the EBITDA of any Non-Guarantor Subsidiary, except to the extent such EBITDA was distributed to the Borrower or a Restricted Subsidiary that is not a Non-Guarantor Subsidiary, provided that, so long as the Borrower is in full compliance with Section 5.18 hereof, EBITDA may include the attributable portion of EBITDA of SNG regardless of whether such amounts are received by the Borrower or a Restricted Subsidiary.

(b) Definition of Fixed Charges. The definition of “Fixed Charges” in Article 1 of the Loan Agreement shall be amended in its entirety to read as follows:

“Fixed Charges” shall mean, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, for any period, the sum of: (a) Total Interest Expense for such period, (b) Scheduled Principal Payments during such period, (c) all scheduled payments of principal on Indebtedness for Money Borrowed (other than with respect to the Facility A Loans) during such period (unless such Indebtedness for Money Borrowed will be prepaid in full by the end of such period as a result of prepayments that have already been made), (d) Capital Expenditures made during such period, (e) distributions made in accordance with Section 7.7(a) hereof during such period, and (f) taxes paid during such period (excluding, to the extent not the sole obligation of the Borrower, taxes on the operating income of Non-Guarantor Subsidiaries, to the extent that such operating income has been excluded from EBITDA). Notwithstanding the foregoing, (i) on September 1, 2003, a one time credit of $25,000,000 shall be deducted on such date from the amounts required to be included under clause (c) preceding, and (ii) so long as (A) there exists no Default or Event of Default both before and after giving effect to the following calculations and (B) the Borrower gives notice in writing to the Administrative Agent of its decision to make the following election, the Borrower may, on a one-time basis only, elect to make one prepayment after June 23, 2003 of a scheduled principal payment on the Facility B Loans which payment shall be deducted on the date such payment was made from the amounts required to be included under clause (c) preceding. The calculation of Fixed Charges for the given period after giving effect to the deduction of the one time credits referenced above, shall continue to include such deduction for as long as such period remains part of the trailing four calendar quarters applicable to the calculation of the Fixed Charge Coverage Ratio.

(d) Definition of Parent. The definition of “Parent” in Article 1 of the Loan Agreement shall be amended to read as follows:

“Parent” shall mean Gemstar-TV Guide International, Inc.

(e) New Definition of Parent Guaranty. A definition of “Parent Guaranty” is added in alphabetical order to Article 1 of the Loan Agreement to read as follows:

“Parent Guaranty” shall mean the Guaranty executed by Parent in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit K attached hereto.

(f) Definition of Security Documents. The definition of “Security Documents” in Article 1 of the Loan Agreement shall be amended to read as follows:

“Security Documents” shall mean the Borrower Pledge Agreement, any Assignment of Notes, Subsidiary Pledge Agreement, all documents, agreements and instruments granting a Lien on a portion of the cash owned by SNG, and all other documents evidencing the Lenders’ security interest in Borrower’s, its Restricted Subsidiaries’ or SNG’s Collateral, or documents, instruments and agreements executed by any other Person granting a security interest in any property or assets to secure the Obligations, and all Guaranties of the Obligations, including, without limitation, the Subsidiary Guaranties and the Parent Guaranty.

(g) Definition of Subsidiary Guaranty. The definition of “Subsidiary Guaranty” in Article 1 of the Loan Agreement shall be amended to read as follows:

“Subsidiary Guaranty” shall mean each Subsidiary Guaranty in favor of the Administrative Agent and the Lenders, given by each Restricted Subsidiary of the Borrower except Non-Guarantor Subsidiaries, each substantially in the form of Exhibit F attached hereto.

2. Amendment of Section 5.16. Section 5.16 of the Loan Agreement is hereby amended to read as follows:

Section 5.16 Non-Guarantor Subsidiary Distributions. On the last day of each calendar quarter, the Borrower shall cause each Non-Guarantor Subsidiary to make a distribution to the Borrower in an amount equal to the Borrower’s attributable portion of the EBITDA of such Non-Guarantor Subsidiary for the four quarter period then ended less the amount of all other distributions made during such period in respect of the EBITDA of such Non-Guarantor Subsidiary; provided however, that with respect to (a) SNG only, so long as (i) there exists no Default or Event of Default and (ii) the Borrower is in full compliance with Section 5.18 hereof, the Borrower may permit SNG to retain EBITDA attributable to SNG and (b) Sneak Prevue LLC only, the Borrower may permit Sneak Prevue LLC to retain up to $3,000,000 of EBITDA after the Agreement Date.

3. Addition of New Section 5.17. A new Section 5.17 is hereby added to the Loan Agreement to read as follows:

5.17 Tax Shelter Regulations. The Borrower does not intend to treat the Advances and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4T). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent in writing thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Facility B Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1T, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation, and take such other actions as deemed appropriate by such Lender or Lenders.

4. Addition of New Section 5.18. A new Section 5.18 is hereby added to the Loan Agreement to read as follows:

5.18 Cash Collateral at SNG. The Borrower shall cause SNG to maintain, at all times, not less than 79% of its aggregate cash balance in all of its accounts subject to a first priority perfected Lien in favor of the Administrative Agent on behalf of the Lenders to secure the Obligations.

5. Amendment of Section 6.3(a). Section 6.3(a) of the Loan Agreement is hereby amended to read as follows:

(a) setting forth as of the end of such quarter or calendar year, as the case may be, the arithmetical calculations required to establish (i) adjustments to the Applicable Margin, as provided for in Section 2.3(g) hereof, (ii) the calculation of the aggregate amount of cash balances of SNG on the last day of such period and the computation of the 79% amount required by Section 5.18 hereof to be subject to a first and prior Lien of the Administrative Agent on behalf of the Lenders, (iii) the amount of attributable EBITDA of each Non-Guarantor Subsidiary during such period; and (iv) whether or not the Borrower was in compliance with the requirements of Sections 5.16, 5.18, 7.8, 7.9 and 7.10 hereof;

6. Amendment of Section 6.4. Section 6.4 of the Loan Agreement is hereby amended by relettering “Section 6.4(d)” as “Section 6.4(e)” and adding a new Section 6.4(d) to read as follows:

(d) Promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Advances and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4T), a duly completed copy of IRS Form 8886 or any successor form.

7. Amendment of Section 11.14. Section 11.14 of the Loan Agreement is hereby amended as follows:

By deleting “or” preceding “(vi)” and adding after the comma at the end of clause (vi) the following:

or (vii) or any actual or proposed contractual counterparty (or its advisors) to securitizations, hedges, and certain derivative transactions relating to a party’s obligations hereunder so long as such actual or proposed contractual counterparty shall have agreed to keep such information confidential as set forth herein, and by adding the following paragraph after the end of Section 11.14 to read as follows:

Notwithstanding anything to the contrary, “Information” shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4T) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Advances and transactions contemplated hereby.

8. Amendment to Exhibits to Loan Agreement. The Exhibits to the Loan Agreement shall be amended by adding Exhibit K, Form of Parent Guaranty, in the form attached hereto, in alphabetical order at the end of the Loan Agreement.

9. Amendment to Schedules to Loan Agreement. The Schedules to the Loan Agreement shall be amended by deleting the Schedule 1 attached to the Loan Agreement and substituting the Schedule 1 attached to this Amendment in its stead.

10. Waiver of Default. Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower, the Parent, SNG and the Restricted Subsidiaries herein contained, the Administrative Agent and the Lender parties to this Amendment hereby waive

(a) any breach of any provision of the Loan Agreement occurring prior to the date hereof as a result of the lack of required financial statement certification, or the restatement of the financial statements and resulting revision of financial and accounting ratios made by the Borrower with respect to the periods ending during the Borrower’s 2002 fiscal year, provided that, this waiver shall not operate to waive any matter not previously disclosed; and

(b) any breach of Section 5.14 or any provision of any Security Document, so long as in each case within 30 days of the date of execution by the Borrower of this Amendment,

(i) each such breach or non-compliance has been corrected and cured;

(ii) the Administrative Agent shall have received an officer’s certificate from each Restricted Subsidiary described on Schedule 1 hereto in form and substance acceptable to the Administrative Agent and certifying as to the attached (A) resolutions authorizing the action contemplated by this Amendment in form and substance acceptable to the Administrative Agent; (B) certified articles of organization for such Restricted Subsidiary; (C) bylaws or other governance document, (D) good standing certificate for such Restricted Subsidiary and (E) incumbency of the officers of such Restricted Subsidiary; and

(iii) a certificate of an Authorized Signatory of the Borrower certifying as to the accuracy of an attached organizational chart indicating the complete and correct name of each direct and indirect subsidiary (including foreign subsidiaries) of the Borrower, its jurisdiction of organization and the ownership of the Capital Stock of each such subsidiary (including a listing of any minority ownership).

The waivers set forth in this Section 10 are limited to the extent specifically set forth above and no terms, covenants or provisions of the Loan Agreement or any other Loan Document are intended to be affected hereby except to the extent specifically waived above.

11. Foreign Subsidiary. Lenders hereby agree that (a) TVGI Canada Services Company shall be a Non-Guarantor Subsidiary under the terms of the Loan Agreement, and (b) notwithstanding Section 5.14 of the Loan Agreement, only 65% of the Capital Stock of TVGI Canada Services Company shall be required to be pledged to secure the Obligations.

12. Unrestricted Subsidiaries. Lenders hereby agree that iTech Resource Group, LLC, ODS Properties, Inc. and Trackside Live Productions, LLC, each a 100% owned Subsidiary of ODS Technologies, L.P., shall be designated as Unrestricted Subsidiaries in accordance with the terms of the Loan Agreement.

13. Representations and Warranties True, No Default. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

(b) no event has occurred and is continuing which constitutes a Default that is not waived herein;

(c) no other authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by the Borrower of this Amendment; and

(d) Schedule 1 attached hereto lists, and the execution pages of this Amendment contain a signature block for, each Restricted Subsidiary of the Borrower in existence on the date of this Amendment.

14. Conditions to Effectiveness. This Amendment shall be effective as of June 23, 2003, subject to the satisfaction of each of the following:

(a) the representations and warranties set forth in this Amendment shall be true and correct;

(b) the Administrative Agent shall have received counterparts of this Amendment executed by Required Lenders;

(c) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and acknowledged by each Restricted Subsidiary of the Borrower;

(d) the Administrative Agent shall have received executed copies of the Parent Guaranty in form and substance acceptable to the Administrative Agent and its counsel;

(e) the Borrower shall have reimbursed the Administrative Agent in full, in immediately available funds, for all fees and expenses through the date of this Amendment to be reimbursed to the Administrative Agent and such Lenders by the Borrower in accordance with the terms of the Loan Agreement and any fee letters;

(f) the Administrative Agent shall have received an amendment fee equal to 12.5 basis points on the aggregate amount of the executing Lenders’ Facility B Loans for the pro rata account of the Lenders executing this Amendment;

(g) the Administrative Agent shall have received an executed pledge agreement and deposit control agreement in form and substance acceptable to the Administrative Agent creating a first priority perfected security interest in the cash held in accounts by SNG for the pro rata benefit of the Lenders of the Facility A Loans and the Facility B Loans;

(h) the Administrative Agent shall have received certified resolutions from the Parent, the Borrower and SNG with respect to the action contemplated by this Amendment in form and substance acceptable to the Administrative Agent;

(i) the Administrative Agent shall have received executed copies of an opinion of counsel to the Parent, the Borrower and their Subsidiaries, as to binding nature and enforceability of this Amendment, the Parent Guaranty, the SNG pledge agreement and related deposit control agreement, and as to such other matters reasonably requested by the Administrative Agent and its counsel, in form and substance acceptable to the Administrative Agent and its counsel;

(j) on the date hereof or in connection with (and as a condition to) the effectiveness of this Amendment, the aggregate outstanding amount of Facility B Loans shall be reduced by an amount equal to $25,000,000;

(k) the Administrative Agent shall have received executed copies of an amendment to the Facility A Loan Agreement in form and substance acceptable to the Administrative Agent, its counsel and the Required Lenders; and

(l) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall reasonably require.

15. Restricted Subsidiaries’ Acknowledgment. By signing below, each Restricted Subsidiary (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (ii) except Non-Guarantor Subsidiaries (A) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment, or any of the provisions contemplated herein, (B) ratifies and confirms its obligations under its Subsidiary Guaranty and (C) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty

16. SNG’s Acknowledgment. By signing below, the SNG (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its security agreements and related collateral documents granting a lien on its cash are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment, or any of the provisions contemplated herein and (iii) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its security agreements and related collateral documents granting a lien on its cash.

17. Reference To The Loan Agreement.

(a) Upon and during the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Loan Agreement, as affected by this Amendment.

(b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or any of the Lenders under the Loan Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

18. Costs and Expenses. The Borrower shall be obligated to pay all of the reasonable out of pocket costs and expenses of the Administrative Agent incurred in connection with the due diligence, review, determination, preparation, approval, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including without limitation, the reasonable costs and expenses of attorneys and consultants to the Administrative Agent.

19. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

20. Governing Law.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS (PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW), FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR

HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

21. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

22. Time of the Essence. Time is of the essence of the Loan Documents.

23. Release.

(a) Borrower, the Parent, and each of their Subsidiaries (collectively, the “Borrower Parties”) hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the “Released Lender Parties”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment but only to the extent, in each case set forth above, related in any manner to any of the matters set forth in Section 10 of this Amendment, or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses directly related thereto. (collectively, the “Borrower Claims”).

(b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

24. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

25. Entire Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL

AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TV GUIDE, INC.

By:
Name:
Title:

Third Amendment/Facility B
11

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:	Derrick Bell
Title:	Principal

Third Amendment/Facility B
12

BANK OF AMERICA, N.A., as a Lender

By:
Name:	Derrick Bell
Title:	Principal

Third Amendment/Facility B
13

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
14

BANK OF HAWAII, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
15

THE BANK OF NEW YORK COMPANY, INC., as a Lender

By:
Name:
Title:

Third Amendment/Facility B
16

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
17

BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
18

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Third Amendment/Facility B
19

CITIBANK, N.A., as a Lender

By:
Name:
Title:

Third Amendment/Facility B
20

CREDIT INDUSTRIEL et COMMERCIAL, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Third Amendment/Facility B
21

CREDIT LYONNAIS, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
22

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Third Amendment/Facility B
23

FLEET NATIONAL BANK, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
24

BANCA INTESA S.p.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

Third Amendment/Facility B
25

KBC BANK, N.V., as a Lender

By:
Name:
Title:

By:
Name:
Title:

Third Amendment/Facility B
26

LLOYDS TSB BANK plc, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Third Amendment/Facility B
27

LOCAL OKLAHOMA BANK, N.A., as a Lender

By:
Name:
Title:

Third Amendment/Facility B
28

MELLON BANK, N.A., as a Lender

By:
Name:
Title:

Third Amendment/Facility B
29

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name:
Title:

Third Amendment/Facility B
30

TORONTO DOMINION (TEXAS), INC., as a Lender

By:
Name:
Title:

Third Amendment/Facility B
31

WACHOVIA BANK, NATIONAL ASSOCIATION f/k/a First Union National Bank, as a Lender

By:
Name:
Title:

Third Amendment/Facility B
32

ACKNOWLEDGED AND AGREED:

SNG:

SUPERSTAR/NETLINK GROUP, LLC

By:
Name:
Title:

RESTRICTED SUBSIDIARIES:

CANADA SERVICES, INC.

CONTINENTAL PAPER COMPANY

DIRECTCOM NETWORKS, INC.

EUROMEDIA GROUP, INC.

HEALTH-GEM HOLDINGS, INC.

I HOLDINGS, INC.

INTERACTIVE PREVUE GUIDE, INC.

INTERACTIVE SPORTS HOLDINGS, INC.

IPG GROUP, INC.

IPG INTERNATIONAL, INC.

LMC NETLINK CORPORATION

MYR HOLDINGS, INC.

NETLINK USA

By: Westlink, Inc., its Manager

ODS TECHNOLOGIES, L.P.

ONLINE VENTURES-A, INC.

PM HOLDINGS, INC.

PREVUE VENTURES, INC.

SNEAK HOLDINGS, INC.

SNEAK PREVUE, LLC

SNEAK RESOURCES, INC.

SNTV HOLDINGS, INC.

SPACECOM SYSTEMS, INC.

SUPERSTAR/NETLINK GROUP, LLC

Third Amendment/Facility B
33

TELLURIDE CABLEVISION, INC.

TV GUIDE AFFILIATE SALES & MARKETING, INC.

TV GUIDE DATA SOLUTIONS, INC.

TV GUIDE DIRECT, INC.

TV GUIDE DISTRIBUTION, INC.

TV GUIDE ENTERPRISE SOLUTIONS, INC.

TV GUIDE ENTERTAINMENT GROUP, INC.

TV GUIDE INTERACTIVE GROUP, INC.

TV GUIDE INTERACTIVE, INC.

TV GUIDE INTERNATIONAL, INC.

TV GUIDE INTERNATIONAL IPG, INC.

TV GUIDE MAGAZINE GROUP, INC.

TV GUIDE MEDIA SALES, INC.

TV GUIDE NETWORKS, INC.

TV GUIDE ONLINE, INC.

TV GUIDE PRODUCTIONS, INC.

TV GUIDE PROPERTIES, INC.

TV GUIDE RESOURCES, INC.

TV GUIDE TECHNOLOGY VENTURES, INC.

TVG HOLDINGS, INC.

TVGI CANADA SERVICES COMPANY

TVSM PUBLISHING, INC.

TVSM, INC.

UNITED VIDEO TV, INC.

UNITED VIDEO, LLC

UV ACQUISITION SUBSIDIARY, INC.

UV CORPORATION

UV INTERACTIVE, INC.

UV VENTURES, INC.

UVTV-A, INC.

UVTV-X, INC.

WCI HOLDINGS, INC.

WESTLINK, INC.

By:

Name:	Lester Sussman

Title:	Senior Vice President

Third Amendment/Facility B
34

EXHIBIT K

FORM OF PARENT GUARANTY

Third Amendment/Facility B

SCHEDULE 1

RESTRICTED SUBSIDIARIES

Canada Services, Inc.

Continental Paper Company

DirectCom Networks, Inc.

Euromedia Group, Inc.

Health-Gem Holdings, Inc.

I Holdings, Inc.

Interactive Prevue Guide, Inc.

Interactive Sports Holdings, Inc.

IPG Group, Inc.

IPG International, Inc.

LMC Netlink Corporation

MYR Holdings, Inc.

Netlink USA

ODS Technologies, L.P. (Non-Guarantor Subsidiary)

Online Ventures-A, Inc.

PM Holdings, Inc.

Prevue Ventures, Inc.

Sneak Holdings, Inc.

Sneak Prevue, LLC (Non-Guarantor Subsidiary)

Sneak Resources, Inc.

SNTV Holdings, Inc. (Non-Guarantor Subsidiary)

Spacecom Systems, Inc.

Superstar/Netlink Group, LLC (Non-Guarantor Subsidiary)

Telluride Cablevision, Inc.

TV Guide Affiliate Sales & Marketing, Inc.

TV Guide Data Solutions, Inc.

TV Guide Direct, Inc.

TV Guide Distribution, Inc.

TV Guide Enterprise Solutions, Inc.

TV Guide Entertainment Group, Inc.

TV Guide Interactive Group, Inc.

TV Guide Interactive, Inc.

TV Guide International, Inc.

TV Guide International IPG, Inc.

TV Guide Magazine Group, Inc.

TV Guide Media Sales, Inc.

TV Guide Networks, Inc.

TV Guide Online, Inc.

TV Guide Productions, Inc.

TV Guide Properties, Inc.

TV Guide Resources, Inc.

Third Amendment/Facility B

TV Guide Technology Ventures, Inc.

TVG Holdings, Inc.

TVGI Canada Services Company

TVSM Publishing, Inc.

TVSM, Inc.

United Video TV, Inc.

United Video, LLC

UV Acquisition Subsidiary, Inc.

UV Corporation

UV Interactive, Inc.

UV Ventures, Inc.

UVTV-A, Inc.

UVTV-X, Inc.

WCI Holdings, Inc.

Westlink, Inc.

Third Amendment/Facility B